CSFB 04-5

Group 6

Pay rules

1.

Concurrently:

a.

50% as follows:

i.

Pay the NAS priority amount to the 6A4.

ii.

Pay to the 6A8 until retired.

iii.

Pay to the 6A2, 6A3 and the 6A5 in that order until retired.

iv.

Pay to the 6A6 and the 6A7 in that order until retired.

v.

Pay to the 6A4 until retired.

b.

50% Pay to the 6A1 until retired.

Notes

Pxing Speed = 100 PPC (6 – 18CPR over 12 MONTHS)

NAS bonds = 6N1  standard 60 mo lockout.  (apply shift to both sched and prepays)

IO: 6IO1 = (0.25/6.00) * (6A2 + 6A3 + 6A5 balances)

Settlement = 08/31